UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2011

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Please see the disclosure set forth in Item 1.03 below under the caption “Asset Purchase and Sale Agreement dated as of October 7, 2011,” which disclosure is hereby incorporated into this Item 1.01 by reference.

Item 1.03	Bankruptcy and Receivership

Background: August 26, 2011 Chapter 11 Petition and Plan Support Agreement

As previously disclosed, on August 26, 2011, Nutrition 21, Inc. (the “Company”), on its behalf and on behalf of its wholly-owned subsidiaries (together with the Company, the “Debtors”), filed a voluntary petition for relief (the “Chapter 11 Petition”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 11-23712) (the “Bankruptcy Case”).

The Chapter 11 Petition was filed, among other purposes, to enable the Company to pursue a sale of all or substantially all of the Debtors’ assets under Section 363 of the Bankruptcy Code.  The Company remains in possession of its assets and continues to operate its business as a debtor-in-possession.  There can be no assurance that an asset sale referred to above will be consummated, or that any proceeds of such a sale would result in the Company being able to make distributions to holders of the Company’s Series J 8% Convertible Preferred Stock (the “Series J Preferred Stock”) or to holders of the Company’s common stock.

Also as previously disclosed, the Company entered into a Plan Support Agreement, dated as of August 26, 2011 (the “Plan Support Agreement”), with holders of approximately 90% of the Company’s outstanding Series J Preferred Stock.  The holders of Series J Preferred Stock that are parties to the Plan Support Agreement have agreed, subject to certain conditions, to vote in favor of a plan of reorganization to be proposed by the Company in respect of the Bankruptcy Case, so long as that plan is consistent with the term sheet attached as Exhibit A to the Plan Support Agreement setting forth material terms of a potential plan of reorganization (the “Plan Term Sheet”).  The Plan Term Sheet generally contemplates that the Debtors’ assets will be sold or liquidated and distributed to holders of claims and equity interests in accordance with the statutory distribution and priority scheme established by the Bankruptcy Code.  The Plan Term Sheet further contemplates that holders of the Company’s common stock will receive interests in a liquidating trust entitling such holders to distributions only after holders of the Series J Preferred Stock have been paid in full.  The Company believes that cash distributions on account of the Company’s common stock are unlikely.

The foregoing description of the Plan Support Agreement is qualified in its entirety by reference to the terms of the Plan Support Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 31, 2011, and is hereby incorporated herein by reference.

Sale Motion and Bidding Procedures Order

On August 31, 2011, the Debtors filed with the Bankruptcy Court a motion seeking to establish bidding procedures for an auction to sell all or substantially all of the Debtors’ assets (the “Auction”), and to schedule a hearing for the Bankruptcy Court to consider approval of the Debtors’ sale of such assets to a successful bidder at the Auction.  On September 22, 2011, the Bankruptcy Court issued an order (the “Bidding Procedures Order”) approving the above bidding procedures.  The Bidding Procedures Order requires interested parties to submit qualified bids for the Debtors’ assets by October 28, 2011 and contemplates that the Auction will be held on November 1, 2011.  Assuming the Auction results in a sale of the Debtors’ assets, the Debtors expect to seek Bankruptcy Court approval of the sale (a “Sale Order”) on November 3, 2011.

Asset Purchase and Sale Agreement dated as of October 7, 2011

On October 7, 2011, the Company, Nutrition 21, LLC and N21 Acquisition Holding, LLC (the “Purchaser”) entered into an Asset Purchase and Sale Agreement, dated as of such date (the “Asset Sale Agreement”).

Pursuant to the terms of the Asset Sale Agreement and subject to the results of the Auction as more fully set forth below, upon the closing of the transactions contemplated thereby, the Purchaser will purchase substantially all of the assets of the Debtors and will assume certain of the Debtors’ obligations associated with the purchased assets through a supervised sale under Section 363 of the Bankruptcy Code.  The purchase price for such assets under the Asset Sale Agreement is $5,000,000 (the “Purchase Price”), subject to certain adjustments as set forth in the Asset Sale Agreement.  In connection with the execution of the Asset Sale Agreement, the Purchaser is required to deposit $500,000 into an escrow account which will be either applied to the Purchase Price or released in whole or in part to one of the parties in accordance with the Asset Sale Agreement.

The Purchaser entered into the Asset Sale Agreement as a “stalking horse” bidder and, accordingly, the consummation of the transactions contemplated by the Asset Sale Agreement is subject to the Company’s solicitation and potential receipt of higher or otherwise better competing bids from third parties pursuant to the terms of the Bidding Procedures Order and the Auction process.

The Asset Sale Agreement contains customary representations, warranties and covenants for a transaction of the type contemplated by the Asset Sale Agreement, including but not limited to a covenant by the Company to operate the Debtors’ business in the ordinary course pending closing.  As more particularly set forth in the Asset Sale Agreement, the closing of the transactions contemplated thereby is subject to certain customary conditions, including without limitation the Bankruptcy Court’s entry of a Sale Order approving the sale of assets to the Purchaser as contemplated by the Asset Sale Agreement.

The Asset Sale Agreement contains certain customary termination rights for the Company and the Purchaser, including termination rights for the Purchaser if (i) a Sale Order approving and authorizing the Company to consummate the transactions contemplated by the Asset Sale Agreement is not entered by the Bankruptcy Court on or prior to November 15, 2011, (ii) the transactions contemplated by the Asset Sale Agreement are not consummated by December 15, 2011 or (iii) the Company consummates an alternative transaction with another bidder.

The Asset Sale Agreement provides that the Company will reimburse the Purchaser for specified expenses up to $100,000 in certain circumstances, including the Company’s consummation of a competing transaction with another bidder.  The Asset Sale Agreement also provides that the Company will pay the Purchaser a break-up fee of $150,000 in certain circumstances if the Company consummates a competing transaction with another bidder.

The foregoing description of the Asset Sale Agreement is only a summary and is qualified in its entirety by reference to the terms of the Asset Sale Agreement, a copy of which is attached hereto as Exhibit 10.1 and is hereby incorporated herein by reference.

Item 8.01	Other Events

Certain Additional Information Concerning the Bankruptcy Case

Auction of Debtors’ Assets

Although the Bankruptcy Court has issued the Bidding Procedures Order and established a date on which the Company may conduct the proposed Auction of the Debtors’ assets, there is no assurance that any party other than the Purchaser in fact will bid for the assets, that the assets will be sold to any bidder (including the Purchaser) or that the Bankruptcy Court will approve any sale of assets pursuant to the Auction.  Accordingly, there is no assurance that there will be any sale proceeds or other amounts to distribute to holders of allowed claims against or interests in the Debtors, including holders of the Series J Preferred Stock.  Moreover, even if the Auction results in a Bankruptcy Court-approved sale of the Debtors’ assets, the Company does not expect at any point, as a result of the Auction or otherwise, to have cash available for distributions to holders of the Company’s common stock.

Payment of Certain Pre- and Post-Petition Obligations and Claims

Subsequent to the date of the Chapter 11 Petition, the Company received approval from the Bankruptcy Court to pay or otherwise honor certain pre-petition obligations generally designed to stabilize the Company’s operations, including certain employee wage and benefit obligations, cash management and payment of pre-petition claims of certain vendors deemed critical to the Company’s ongoing business.  The Company is and intends to continue paying claims arising after the petition date in the ordinary course of the Company’s business.  With the approval of the Bankruptcy Court, the Company has retained legal and financial professionals to advise the Company on the Bankruptcy Case, as well as certain other professionals to provide services and advice to the Company in the ordinary course of the Company’s business.  From time to time, the Company may seek Bankruptcy Court approval to retain additional professionals.

The Company has incurred and expects to continue to incur costs and expenses associated with the Bankruptcy Case.  The amount of these costs and expenses is expected to affect the Company’s financial position and results of operations.

Liquidating Plan of Reorganization

The Company intends to conclude the Bankruptcy Case by filing with the Bankruptcy Court a proposed plan of reorganization.  A plan of reorganization determines the rights and satisfaction of claims of a debtor’s various creditors and security holders, and is subject to the ultimate outcome of negotiations and bankruptcy court decisions ongoing through the date on which the plan of reorganization is confirmed by the court.

The Company intends that its proposed plan will be a liquidating plan of reorganization.  The Company intends that its proposed plan will reflect the terms of the Plan Support Agreement and the Plan Term Sheet by providing for a liquidating sale of the Debtors’ assets.  The Company anticipates filing its proposed plan with the Bankruptcy Court promptly following the Auction.  In order for the proposed plan of reorganization to become effective, it must be confirmed by the Bankruptcy Court.  The Company intends to take all actions necessary to obtain such confirmation.

Bankruptcy Reporting Requirements

Additional information on the Bankruptcy Case, including access to documents filed with the Bankruptcy Court, is available at https://ecf.nysb.uscourts.gov.  The Company will submit monthly operating reports to the Bankruptcy Court during the pendency of the Bankruptcy Case (with the first such submission expected to be made on or about October 20, 2011 with respect to the Company’s operations from the date of the Chapter 11 Petition through September 30, 2011).  These monthly reports will be prepared according to the requirements of the Bankruptcy Code and any applicable Operating Guidelines of the U.S. Trustee.  While the Company believes that these reports will provide the then-current information required under the Bankruptcy Code, they nonetheless will be unconsolidated, unaudited, and prepared in a format different from that used in the Company’s consolidated financial statements filed under the securities laws, and will generally be prepared only for the combined Debtor entities.  Accordingly, the Company believes that the substance and format of the monthly operating reports will not allow meaningful comparison with the Company’s regular publicly disclosed consolidated financial statements.  Moreover, the materials that the Company will file with the Bankruptcy Court will not have not been prepared for the purpose of providing a basis for investment decisions regarding the Company’s securities.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement, dated as of October 7, 2011, among Nutrition 21, Inc., Nutrition 21, LLC and N21 Acquisition Holding, LLC

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements which are intended to fall within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The words “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “might,” “possible,” “potential,” “propose,” “seek,” “should,” “will,” “would” and other similar expressions generally identify (but are not the exclusive means of identifying) forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

The forward-looking statements contained herein are based largely on the Company’s current expectations and assumptions and are subject to a number of risks and uncertainties, including without limitation: the Company’s ability to make distributions on account of its Series J Preferred Stock, which was scheduled to mature on September 11, 2011, or on its common stock; the process and outcome of the Bankruptcy Case, including the Company’s ability to sell assets in a sale under Section 363 of the Bankruptcy Code, and whether any such sale would yield proceeds sufficient for distribution to holders of the Company’s preferred or common stock; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Case, including approval of any proposed sale of assets under Section 363 of the Bankruptcy Code; the Company’s ability to develop, to obtain Bankruptcy Court approval for and to consummate a plan of reorganization under Chapter 11 of the Bankruptcy Code; the effects of the Bankruptcy Case on the Company and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in connection with the Bankruptcy Case; the length of time the Company will operate under the Bankruptcy Case; risks associated with third-party motions in the Bankruptcy Case; the potential effects of the Bankruptcy Case on the Company’s liquidity or results of operations; increased legal costs relating to the Bankruptcy Case; the Company’s ability to maintain contracts that are critical to its operations, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; the effect of the expiration of patents; regulatory issues; uncertainty in the outcomes of clinical trials; changes in external market factors; changes in the Company’s business or strategy or an inability to execute its strategy due to changes in its industry or the economy generally; the emergence of new or growing competitors; various other competitive factors; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2011, or that have not yet been identified by the Company’s management.

Actual results could differ materially from the results referred to in the forward-looking statements.  In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this Current Report on Form 8-K will in fact occur.  The Company makes no commitment to revise or update any forward-looking statements to reflect any facts, events or circumstances after the date any such statement is made that may bear upon any forward-looking statements.  The foregoing and other factors, including the terms of any reorganization plan ultimately confirmed, may affect the value of the Debtors’ pre-petition liabilities and outstanding securities.  No assurance can be given as to what values, if any, will be ascribed to such liabilities or securities in the Bankruptcy Case.  Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.  In particular, the Company cautions that any trading in shares of the Company’s common stock during the pendency of the Bankruptcy Case will be highly speculative and will pose substantial risks.  The Company expects that the currently outstanding shares of its common stock will be cancelled and extinguished following confirmation by the Bankruptcy Court of a liquidating plan of reorganization.  In such an event, the holders of the Company’s common stock will not be entitled to receive or retain any cash, securities or other property on account of their cancelled shares of common stock.  As a result, the Company believes that its currently outstanding common stock has little, if any, value, and urges extreme caution with respect to any existing or future investments in its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc.
(Registrant)

Date: October 12, 2011	By:	/s/ Michael A. Zeher
Michael A. Zeher
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement, dated as of October 7, 2011, among Nutrition 21, Inc., Nutrition 21, LLC and N21 Acquisition Holding, LLC